UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! DALLASNEWS CORPORATION 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET. For shares held in the DallasNews Savings Plan, vote by May 7, 2024 11:59 PM ET. DALLASNEWS CORPORATION ATTN: CORPORATE SECRETARY 1954 COMMERCE STREET DALLAS, TX 75201 V31304-P06445-Z87027 You invested in DALLASNEWS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the avail-ability of proxy materials for the shareholder meeting to be held on May 9, 2024. Get informed before you vote View the Company’s 2024 Proxy Statement, Annual Report for the Year Ended December 31, 2023 and Notice to Plan Participants online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 9, 2024 9:30 AM CDT DallasNews Corporation Auditorium, Corporate Headquarters 1954 Commerce Street Dallas, Texas 75201 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) John A. Beckert 04) Grant S. Moise For 02) Louis E. Caldera 05) Dunia A. Shive 03) Ronald D. McCray 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting For firm for the year ending December 31, 2024. NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V31305-P06445-Z87027